MERIDIAN FUND
						 July 24, 1998
To Our Shareholders:

The Meridian Fund's net asset value per share at June 30, 1998 was $33.26. This represents a total return of 16.92% for the fiscal year ended June 30, 1998 and 8.23% for the calendar year to date. The Fund's total return and average compound rate of return since inception, August 1, 1984, were 631.47% and 15.38%, respectively. The Fund's ten year total return and ten year average compound rate of return were 350.52% and 16.24%, respectively. The Fund's net assets at the close of the quarter were invested 18.5% in cash and other assets less liabilities and 81.5% in stocks. Total net assets were $296,802,596 and there were 9,773 shareholders.

Investors in "large cap" stocks experienced a solid second quarter. The S&P 500 gained 2.9 percent and is ahead an impressive 16.8 percent through June 30. Investors in "small and medium cap" stocks had a more difficult time. The Russell 2000 declined 4.9 percent during the second quarter and is up a modest
4.7 percent year to date. Telecommunications, Internet and apparel retailers were the strongest sectors during the second quarter. Energy related issues continued to suffer from weakness in the price of oil. Interest rates declined during the quarter. The yield on the five-year government bond dropped to 5.49 percent from 5.64 percent. The Dow Jones Bond Index, as a result, increased to
105.13 from 105.09 on March 31, a gain of less than one percent.

We believe the economy posted modest growth during the second quarter. Weakness in Asia impacted specific companies but hasn't done major damage to the US economy in general. All vital signs remain positive. Industrial production, housing starts, retail sales and consumer confidence are strong. Interest rates are at attractive levels, inflation remains in check and the US dollar is strong. Corporate profit growth has moderated this year but we expect good results for the economy through the balance of 1998. Money supply growth has accelerated during the past year. Historically, this has been followed by higher inflation and interest rates, down the road. This is something we will watch as we move forward.

We continue to search for small and medium-sized growth stocks with strong prospects and reasonable valuations. This process is not easy in an eight-year old bull market with stocks selling at record valuations. This is especially true for specific hot areas, such as the Internet. For example, the price of companies such as Yahoo, Amazon.com and

PAGE

America Online, in our opinion, more than reflect their projected explosive growth rates. We don't believe these stocks will be good investments over the next few years from current price levels. Small and medium-sized companies, in general, represent the most attractive sector of the market. They have underperformed their larger counterparts for sometime, leaving relative valuations attractive, especially when compared to prospective growth rates.

We purchased shares in ANTEC Corporation, Annuity and Life Re (Holdings), Ltd., Catalina Marketing Corporation, Coventry Corporation, Information Resources, Inc., Regis Corporation and West Marine, Inc., during the quarter. We sold positions in Comverse Technology, Inc., Equity Residential Properties Trust, Lomak Petroleum, Inc. and Security Dynamics Technologies, Inc.

Equity Corporation International is a recent purchase. The company is the fourth largest funeral home and cemetery operator in the United States, with 259 funeral homes and 76 cemeteries in 33 states and Canada. The US death care industry is worth $16 billion and is estimated to grow over eight percent annually for the next 15 years. The top five publicly traded companies control approximately twenty-three percent of the revenues and thirteen percent of the cemeteries and funeral homes. It is estimated that this limited group will account for sixty percent of industry revenues fifteen years from now. Equity focuses on non-metropolitan markets where there is less competition for acquisitions. Internal growth and consolidation should lead to future growth in the area of twenty percent. The business has recurring revenues, is recession resistant with good financial returns and has a reasonable valuation. These are characteristics we believe are important for successful long-term investments.

We welcome those new shareholders who joined the Meridian Fund during the quarter and appreciate the continued confidence of our existing shareholders.

				       Sincerely,


				       /s/ Richard F. Aster, Jr.
				       --------------------------------------
				       Richard F. Aster, Jr.



					2

PAGE

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

							    Shares        Value
							    -------    ------------
COMMON STOCK - 81.5%
  BANKING AND FINANCE - 1.9%
     Pacific Century Financial Corp.*.....................  240,000      $5,760,000
  CELLULAR COMMUNICATIONS - 3.0%
     Vanguard Cellular Systems, Inc. - Class A............  470,000       8,871,250
  CONSUMER PRODUCTS - 1.9%
     Meadowcraft, Inc. ...................................  114,000       1,254,000
     Nu Skin Asia Pacific, Inc. ..........................  230,000       4,485,000
  CONSUMER SERVICES - 6.9%
     Equity Corporation International.....................  245,000       5,880,000
     Regis Corporation*...................................   98,500       2,911,906
     Sotheby's Holdings, Inc. - Class A*..................  260,000       5,817,500
     Stewart Enterprises, Inc. - Class A*.................  215,000       5,724,375
  ENERGY - 1.5%
     Marine Drilling Companies, Inc. .....................  275,000       4,400,000
  HEALTH SERVICES - 16.5%
     American HomePatient, Inc. ..........................  152,400       2,914,650
     Assisted Living Concepts, Inc. ......................  176,800       3,049,800
     Beverly Enterprises, Inc. ...........................  400,000       5,525,000
     Coventry Corporation.................................  370,000       5,503,750
     Health Management Associates, Inc. - Class A.........  180,000       6,018,750
     Mylan Laboratories, Inc.*............................  415,000      12,475,938
     PharMerica,Inc. .....................................  455,000       5,488,438
     Quorum Health Group, Inc. ...........................  300,000       7,950,000
  HOTELS and LODGING - 0.7%
     Suburban Lodges of America, Inc. ....................  145,000       2,193,125
  INDUSTRIAL PRODUCTS - 0.7%
     TETRA Technologies, Inc. ............................  125,000       2,093,750
  INDUSTRIAL SERVICES - 7.2%
     Catalina Marketing Corporation.......................   67,000       3,479,812
     Expeditors International of Washington, Inc.*........   75,000       3,300,000
     Information Resources, Inc. .........................  160,000       2,960,000
     Paychex, Inc.*.......................................  150,000       6,103,125
     Superior Services, Inc. .............................  185,000       5,561,562
  INSURANCE - 1.0%
     Annuity and Life Re(Holdings), Ltd. .................  130,000       2,876,250

    The accompanying notes are an integral part of the financial statements

					3

PAGE
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

							    Shares        Value
							    -------    ------------
COMMON STOCK (continued)
  REAL ESTATE INVESTMENT TRUSTS - 9.3%
     Arden Realty Group, Inc.*............................  215,000      $5,563,125
     Equity Residential Properties Trust*.................  100,000       4,743,750
     Kilroy Realty Corporation*...........................  225,000       5,625,000
     Spieker Properties, Inc.*............................  150,000       5,812,500
     The Town and Country Trust*..........................  359,000       5,945,937
  RESTAURANTS - 4.6%
     CEC Entertainment, Inc. .............................  197,000       7,941,563
     Cracker Barrel Old Country Store, Inc.*..............  175,000       5,556,250
  RETAIL - 10.9%
     Bed, Bath and Beyond, Inc. ..........................  105,000       5,440,313
     Family Dollar Stores, Inc.*..........................  320,000       5,920,000
     Heilig-Meyers Company*...............................  345,600       4,366,013
     Kohl's Corporation...................................  163,600       8,486,750
     Mazel Stores, Inc. ..................................  150,000       2,400,000
     West Marine, Inc. ...................................  150,000       2,700,000
     Williams-Sonoma, Inc. ...............................  100,000       3,181,250
  TECHNOLOGY - 12.7%
     American Business Information, Inc. - Class A........  438,000       6,679,500
     American Business Information, Inc. - Class B........   72,200       1,155,200
     American Management Systems, Inc. ...................  330,000       9,879,375
     Black Box Corporation................................  155,000       5,144,062
     Molex Inc. - Class A*................................  219,437       5,129,340
     National Data Corp.*.................................  220,000       9,625,000
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 2.7%
     ANTEC Corporation....................................  300,000       6,956,250
     Startec Global Communications Corp. .................   95,700       1,100,550
								       ------------
  TOTAL COMMON STOCK
  (Identified cost $187,473,833)...................................     241,949,709
U.S. GOVERNMENT OBLIGATIONS (Identified cost $49,947,066) - 16.8%
  U.S. Treasury Bills @ 5.030% due 7/9/98 (par value
  $50,000,000).....................................................      49,947,066
								       ------------
TOTAL INVESTMENTS
  (Identified Cost $237,420,899) - 98.3%...........................     291,896,775
CASH AND OTHER ASSETS LESS LIABILITIES - 1.7%......................       4,905,821
								       ------------
NET ASSETS - 100%..................................................    $296,802,596
								       ============

      *income producing

    The accompanying notes are an integral part of the financial statements

					4

PAGE

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $237,420,899)...........................  $291,896,775
  Cash and cash equivalents.................................     5,056,337
  Receivables for:
     Dividends..............................................       383,417
     Interest...............................................        84,454
     Sales of capital stock.................................        20,799
  Prepaid expenses..........................................         3,829
							      ------------
     TOTAL ASSETS...........................................   297,445,611
							      ------------

LIABILITIES
  Payables for:
     Capital stock repurchased..............................       364,881
  Accrued expenses..........................................       278,134
							      ------------
     TOTAL LIABILITIES......................................       643,015
							      ------------
NET ASSETS..................................................  $296,802,596
							      ============
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized)............................     8,923,406
							      ============
Net asset value per share (offering and redemption price)...        $33.26
							      ============
Net assets consist of:
  Paid in capital...........................................  $186,574,055
  Accumulated net realized gain.............................    54,564,375
  Net unrealized appreciation on investments................    54,475,876
  Undistributed net investment income.......................     1,188,290
							      ------------
							      $296,802,596
							      ============

    The accompanying notes are an integral part of the financial statements

					5

PAGE

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends............................................   $3,145,172
  Interest.............................................    2,661,221
							 -----------
       Total investment income.........................                  $5,806,393
									-----------
EXPENSES
  Investment advisory fees.............................    2,679,074
  Transfer agent fees..................................      252,975
  Pricing fees.........................................       67,670
  Custodian fees.......................................       64,875
  Reports to shareholders..............................       59,350
  Miscellaneous expenses...............................       37,205
  Professional fees....................................       36,060
  Registration and filing fees.........................       26,244
  Directors' fees and expenses.........................        5,024
							 -----------
       Total expenses..................................                   3,228,477
									-----------
       Net investment income...........................                   2,577,916
									-----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments.....................   67,313,691
  Net decrease in unrealized appreciation on
     investments.......................................  (15,072,297)
							 -----------
  Net realized and unrealized gains on investments.....                  52,241,394
									-----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $54,819,310
									===========

    The accompanying notes are an integral part of the financial statements

					6

PAGE

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

							  Year Ended      Year Ended
							 June 30, 1998   June 30, 1997
							 -------------   -------------
OPERATIONS
Net investment income..................................    $2,577,916      $4,553,229
Net realized gain on investments.......................    67,313,691      45,875,644
Net increase (decrease) in unrealized appreciation of
  investments..........................................   (15,072,297)     (3,443,339)
							 ------------    ------------
  Net increase from operations.........................    54,819,310      46,985,534
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income...................    (3,292,042)     (4,397,755)
Distributions from net realized capital gain...........   (49,775,120)    (33,151,636)
							 ------------    ------------
  Total distributions..................................   (53,067,162)    (37,549,391)
							 ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of stock............................    25,470,981      52,295,893
Reinvestment of distributions..........................    50,421,264      35,325,932
Less: redemptions......................................  (133,870,770)   (128,116,015)
							 ------------    ------------
  Decrease resulting from capital share transactions...   (57,978,525)    (40,494,190)
							 ------------    ------------
Total (decrease) increase in net assets................   (56,226,377)    (31,058,047)
NET ASSETS
Beginning of year......................................   353,028,973     384,087,020
							 ------------    ------------
End of year (includes undistributed net investment
  income
  of $1,188,290 and $1,902,416, respectively)..........  $296,802,596     $353,028,973
							 ============    ============

    The accompanying notes are an integral part of the financial statements

					7

PAGE

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

								    For the year June 30,
			    -----------------------------------------------------------------------------------------------------
			      1998       1997       1996       1995       1994      1993      1992      1991      1990      1989
			    --------   --------   --------   --------   --------   -------   -------   -------   -------   ------
Net Asset
 Value -- Beginning of
 period...................    $33.20     $32.21     $27.29     $24.27     $23.87    $18.97    $17.24    $17.71    $15.93   $13.65
			    --------   --------   --------   --------   --------   -------   -------   -------   -------   ------
Income from Investment
 Operations
--------------------------
Net Investment Income
 (loss)...................       .27        .40        .30        .27        .09      (.01)      .07       .20       .06      .41
Net Gains (Losses) on
 Securities (both realized
 and unrealized)..........      4.92       3.71       5.47       3.63        .76      5.51      3.45       .49      2.84     1.87
			    --------   --------   --------   --------   --------   -------   -------   -------   -------   ------
Total From Investment
 Operations...............      5.19       4.11       5.77       3.90        .85      5.50      3.52       .69      2.90     2.28
			    --------   --------   --------   --------   --------   -------   -------   -------   -------   ------
Less Dividends and
 Distributions
------------------------
Dividends from net
 investment income........      (.32)      (.36)      (.31)      (.18)      (.02)     (.04)     (.09)     (.12)     (.48)     .00
Distributions from net
 realized capital gains...     (4.81)     (2.76)      (.54)      (.70)      (.43)     (.56)    (1.70)    (1.04)     (.64)     .00
			    --------   --------   --------   --------   --------   -------   -------   -------   -------   ------
Total Dividends and
 Distributions............     (5.13)     (3.12)      (.85)      (.88)      (.45)     (.60)    (1.79)    (1.16)    (1.12)     .00
			    --------   --------   --------   --------   --------   -------   -------   -------   -------   ------
Net Asset Value -- End of
 Period...................    $33.26     $33.20     $32.21     $27.29     $24.27    $23.87    $18.97    $17.24    $17.71   $15.93
			    ========   ========   ========   ========   ========   =======   =======   =======   =======   ======
Total Return..............    16.92%     13.92%     21.40%     16.44%      3.48%    29.50%    21.00%     5.62%    19.71%   16.70%*
			    ========   ========   ========   ========   ========   =======   =======   =======   =======   ======
Ratios/Supplemental Data
-------------------
Net Assets, End of Period
 (in thousands)...........  $296,803   $353,029   $384,087   $328,153   $199,191   $78,581   $18,363   $12,350   $11,058   $9,598
Ratio of Expenses to
 Average Net Assets.......     0.95%      0.96%      0.96%      1.06%      1.22%     1.47%     1.75%     1.68%     2.08%    2.01%+
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets...............     0.76%      1.23%      0.99%      1.18%       .38%     (.01%)     .24%      .98%      .14%    2.83%+
Portfolio Turnover Rate...       38%        37%        34%        29%        43%       61%       61%       85%       66%      62%

* The total returns would have been lower had certain expenses not been reduced during the periods shown.
+ Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended June 30, 1989 would have been 2.19%, and the ratio of net investment income to average net assets would have been 2.63%.

    The accompanying notes are an integral part of the financial statements

					8

PAGE

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $237,420,899, the aggregate gross unrealized appreciation is $68,633,303, and the aggregate gross unrealized depreciation is $14,157,427, resulting in net unrealized appreciation of $54,475,876.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate". Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

    g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net

					9

PAGE
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    g. (continued) realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1997 through October 31, 1998. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital.

    The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets.

3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the year ended June 30, 1998, and June 30, 1997, were as follows:

							  1998          1997
						       ----------    ----------
Shares sold                                               776,646     1,670,786
Shares issued on reinvestment of distributions          1,590,893     1,166,006
						       ----------    ----------
							2,367,539     2,836,792
Shares redeemed                                        (4,078,171)   (4,126,984)
						       ----------    ----------
Net decrease                                           (1,710,632)   (1,290,192)
						       ==========    ==========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1998, was $4,136.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 1998, were $108,503,507 and $195,261,332, respectively. The cost of the U.S. Government securities purchased and the proceeds from sales of such investments were $173,017,319, and $189,802,588, respectively for the year ended June 30, 1998.

				       10

PAGE

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Fund (one of the portfolios constituting Meridian Fund, Inc., hereafter referred to as the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
July 31, 1998

				       11

PAGE

						     MERIDIAN FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

			  This report is submitted for
		       the information of shareholders of
			 Meridian Fund, Inc. It is not
			 authorized for distribution to
			  prospective investors unless
			 preceded or accompanied by an
			     effective prospectus.

       -----------------------------------------------------------------
			     Officers and Directors

			     RICHARD F. ASTER, JR.
			     President and Director

			      MICHAEL S. ERICKSON

				 HERBERT C. KAY

				JAMES B. GLAVIN

				MICHAEL STOLPER
				   Directors

				PAUL A. ROBINSON
			    Treasurer and Secretary

				   Custodian
				BANK OF NEW YORK
			       New York, New York

		      Transfer Agent and Disbursing Agent
				   FIRST DATA
			 King of Prussia, Pennsylvania
				 (800) 446-6662

				    Counsel
			    MORRISON & FOERSTER LLP
				Washington, D.C.

				    Auditors
			   PRICEWATERHOUSECOOPERS LLP
			   San Francisco, California

				 ANNUAL REPORT

				      LOGO

			 60 E. Sir Francis Drake Blvd.
			     Wood Island, Suite 306
			       Larkspur, CA 94939
				 (415) 461-6237

			    Telephone (800) 446-6662

				 JUNE 30, 1998

PAGE